UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

FEDERAL HOME LOAN BANK OF CHICAGO
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51401	36-6001019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Randolph Drive Chicago, Illinois		60601
		(Zip Code)
(Address of principal executive offices)
(312) 565-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (“Board”) of the Federal Home Loan Bank of Chicago (the “Bank”) is comprised of member directors and independent directors who are elected by the Bank’s members in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act (“Bank Act”) and the related regulations of the Federal Housing Finance Agency (“FHFA”), as discussed under Item 10 - Directors, Executive Officers, and Corporate Governance on page 82 of the Bank’s 2019 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 11, 2020 (“2019 Form 10-K”).

On November 6, 2020, the Bank announced that the following directors have been re-elected to its Board as member directors:

(1) James T. Ashworth, Vice Chairman of CNB Bank & Trust, N.A, Carlinville, Illinois was re-elected to serve a four-year term on the Board beginning January 1, 2021 and ending December 31, 2024.

(2) Michelle L. Gross, Executive Vice President, Chief Operating Officer, Information Systems Officer and Director of State Bank of Bement, Bement, Illinois was re-elected to serve a four-year term on the Board beginning January 1, 2021 and ending December 31, 2024.

(3) Joseph Fazio, III, Chairman, CEO & Co-founder of Commerce State Bank, West Bend, Wisconsin was re-elected to serve a four-year term on the Board beginning January 1, 2021 and ending December 31, 2024.

In addition, on November 6, 2020, the Bank announced that the following directors have been re-elected to its Board as independent directors:

(1) Mary J. Cahillane, Former Chief Investment Officer and Vice President of Finance and Investments of the Spencer Foundation, Chicago, Illinois was re-elected to serve a four-year term on the Board as an independent director beginning January 1, 2021 and ending December 31, 2024.

(2) Charles D. Young, Chief Operating Officer of Invitation Homes, Chicago, Illinois was re-elected to serve a four-year term on the Board as an independent director beginning January 1, 2021 and ending December 31, 2024.

The Board has not yet determined on which committees each of the directors elected will serve beginning in 2021.

All directors serving on the Bank’s Board for 2021 are expected to receive compensation under the Bank’s 2021 Board of Directors Compensation Policy (currently pending review at the FHFA), which provides that all directors, including those elected during the recent election, serving on the Bank’s Board are expected to receive the following maximum annual payments as designated for their position:

Position	Maximum Annual Compensation
Chairperson	$145,000
Vice Chairperson	$130,000
Audit Committee Chairperson	$130,000
Other Committee Chairperson	$117,000
All Other Directors	$105,000

Each director will be paid one quarter of their maximum annual compensation following the end of each quarter. In the event a director serves on the Board for only a portion of a calendar year, or only serves as Chairperson, Vice Chairperson, or Committee Chair for a portion of a calendar year, such director’s maximum annual compensation shall be adjusted accordingly on a pro-rata basis. If a director does not fulfill his or her responsibility by failing to meet certain performance and attendance criteria set forth in the policy, the director’s compensation will be reduced below the maximum amounts shown above. All directors are also entitled to participate in a non-qualified, unfunded, deferred compensation plan, under which each Bank director has the opportunity to defer all or a portion of the compensation paid under this policy. In addition to the maximum annual compensation, the Bank reimburses directors for necessary and reasonable travel and related expenses associated with the performance of their official duties in accordance with the Bank’s employee reimbursement policy.
Pursuant to the Bank Act and FHFA regulations, the Bank’s member directors are required to be an officer or director of a member of the Bank. The Bank is a cooperative, and most of the Bank’s business is conducted with its members. In the normal course of business, the Bank extends credit to members whose officers or directors may serve as member directors of the Bank on market terms that are no more favorable to them than the terms of comparable transactions with other members who are not considered related parties. For further discussion, see “Related Persons and Related Transactions” on page 115 of the Bank’s 2019 Form 10-K. Furthermore, the Bank has not engaged in any transactions with any of the elected independent directors or members of their immediate families that would require disclosure under applicable rules and regulations.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 4, 2020, the Bank declared the voting results for its 2020 election of member and independent directors, which the Bank announced as described in Item 5.02 of this Current Report on Form 8-K (this “Form 8-K”). Complete voting results are included in the Bank’s Letter to Members dated November 6, 2020, attached as Exhibit 99.1 to this Form 8-K.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Form 8-K is a copy of the Bank’s Letter to Members dated November 6, 2020, regarding the results of the 2020 election for member and independent directors. The information being furnished pursuant to Item 7.01 on this Form 8-K and the information contained in Exhibit 99.1 to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
99.1	Letter to Members dated November 6, 2020

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN BANK OF CHICAGO

Date: November 6, 2020	By: /s/ Laura M. Turnquest
Laura M. Turnquest Executive Vice President, General Counsel and Corporate Secretary